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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         _____________________________


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of report (date of earliest event reported): July 1, 2004



                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)




           Texas                     0-4690                     74-2126975
(State or other jurisdiction  (Commission file number)       (I.R.S. employer
 of incorporation)                                           identification no.)





                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)

       Registrant"s telephone number, including area code: (512) 404-5000



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Item 5.  Other Events

On July 9, 2004, the Company announced that it has received a letter dated July 6, 2004, from Nasdaq confirming that the Company's common stock was delisted from The Nasdaq Stock Market effective with the open of business on Thursday, July 1, 2004.

Additional information concerning this matter is set forth in the Company's press release dated July 9, 2004, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference



Item 7.  Financial Statements and Exhibits.

(c) Exhibits

         Exhibit 99.1 *   Press Release dated June 29, 2004.

           * Filed herewith




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FINANCIAL INDUSTRIES CORPORATION


Date: July 9, 2004                      By:       /s/  Theodore A. Fleron
                                             ___________________________________
                                             Vice President and Secretary




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